Supplemental Investor Package

Fourth Quarter and
Full Year 2009

Investor Contact:
Jennifer DiBerardino
Vice President, Investor Relations
Tel:  973-948-1364
jennifer.diberardino@selective.com

SELECTIVE INSURANCE GROUP, INC.
FOURTH QUARTER AND FULL YEAR 2009 INVESTOR PACKET
TABLE OF CONTENTS

Earnings Press Release	1
Selected Balance Sheet Data	6
Selected Income Statement Data	7
Quarterly Investment Income	8
Investment Yield and Tax Rate Portfolio Breakdown	9
Statutory Combined Ratio Summary by LOB Quarter	10
Statutory Combined Ratio Summary by LOB YTD September	11
Consolidated Balance Sheets	12
Consolidated Statements of Income - Fourth Quarter	13a
Consolidated Statements of Income - Full Year	13b
Consolidated Statements of Stockholder’s Equity	14
Consolidated Statements of Cash Flow	15
Statutory Balance Sheets	16
Statutory Statements of Income	17
Investment Portfolio – Appendix
Alternative Investments Exhibit	18
Municipal Bond Portfolio Exhibit	19
Structured Securities Exhibit	20
RMBS & RABS Exhibit	21
RMBS & RABS by Vintage Year Exhibit	22
RMBS and RABS by Type Exhibit	23
Alt-A by Vintage Year Exhibit	24
CMBS Exhibit	25
CMBS by Vintage Year Exhibit	26
CMBS by Type Exhibit	27
Credit Quality of AFS Securities Exhibit	28
Credit Quality of HTM Securities Exhibit	29

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	December 31,				December 31,
	2009				2008
				Unrealized/				Unrecognized/
	Balance		Market	Unrecognized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1,2]	$1,144,692		1,163,973	(13,031)	$1,024,179		1,024,181	(124,294)
Gov't\ Municipal bonds[2]	2,201,580		2,212,107	72,101	2,011,262		2,011,275	35,240
Total bonds	3,346,272		3,376,080	59,070	3,035,441		3,035,456	(89,054)
Equities	80,264		80,264	15,874	132,131		132,131	6,184
Short-term investments	213,848		213,848	-	198,111		198,111	-
Trading securities	-		-	-	2,569		2,569	(1,216)
Other investments	140,667		140,667	(25,774)	172,057		172,057	(5,585)
Total invested assets	3,781,051		3,810,859	49,170	3,540,309		3,540,324	(89,671)

Invested assets per $ of stockholders' equity	3.77				3.98

Total assets	5,114,827				4,945,556

Liabilities:
Reserve for losses	2,342,919				2,256,329
Reserve for loss expenses	402,880				384,644
Unearned premium reserve	844,847				844,334

Total liabilities	4,112,452				4,055,063

Stockholders' equity	1,002,375				890,493

Total debt to capitalization ratio	21.5%				23.5%
Adjusted total debt to capitalization ratio [3]	15.6%				17.0%

Book value per share	18.83				16.84

Book value per share excluding unrealized gain or loss on bond portfolio	18.47				17.94

NPW per insurance segment employee	766				797

Statutory premiums to surplus ratio	1.5	x			1.7	x

Statutory surplus[4]	981,937				884,431

[1]	Includes mortgage-backed and asset-backed securities.
[2]	Certain prior year amounts were reclassified to conform with current year presentation.
[3]
The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

[4]	December 31, 2008 amount includes a retroactive affiliate transaction involving SICA, SIGI, and Wantage Avenue Holding Company.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
December 2009
($ in thousands, except per share amounts)

		THREE MONTHS ENDED DECEMBER 31,				TWELVE MONTHS ENDED DECEMBER 31,
		2009		2008		2009		2008
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$389,802		$356,944		1,514,018		$1,589,939
	Operating income	25,327	0.47	7,524	0.14	74,538	1.39	76,245	1.43
	Net realized losses, after tax	(3,683)	(0.07)	(19,703)	(0.38)	(29,880)	(0.56)	(32,144)	(0.60)
	Income (loss) from continuing operations	21,644	0.40	(12,179)	(0.24)	44,658	0.83	44,101	0.83
	Loss on discontinued operations, net of tax	(1,064)	(0.02)	(2,209)	(0.04)	(8,260)	(0.15)	(343)	(0.01)
	Net income (loss)	20,580	0.38	(14,388)	(0.28)	36,398	0.68	43,758	0.82
	Operating return on equity	10.2%		3.2%		7.9%		7.8%

	Insurance Operations
	Gross premiums written	367,296		362,340		1,679,926		1,724,610
	Net premiums written	304,891		308,651		1,422,655		1,492,738
	Net premiums earned	352,957		368,838		1,431,047		1,504,187
Underwriting (loss) profit	- before tax	(542)		(1,407)		2,385		132
	- after tax	(353)	(0.01)	(914)	(0.02)	1,550	0.03	86	-
	GAAP combined ratio	100.2%		100.4%		99.8%		100.0%

	Commercial lines
	Net premiums earned	296,884		315,107		1,214,952		1,294,244
	GAAP combined ratio	98.6%		99.2%		98.8%		99.2%
	Personal lines
	Net premiums earned	56,074		53,731		216,095		209,943
	GAAP combined ratio	108.5%		107.1%		105.6%		105.1%

	Investments
Net investment income	- before tax	39,801		18,517		118,471		131,032
	- after tax	30,333	0.57	17,043	0.33	95,725	1.79	105,039	1.97
	Effective tax rate	23.8%		8.0%		19.2%		19.8%
	Annual after-tax yield on investment portfolio					2.6%		2.9%
	Annual after-tax, after-interest expense yield					2.3%		2.5%
	Invested assets per $ of stockholders' equity					3.77		3.98

	Other expenses (net of other income)
Interest expense	- before tax	(4,768)		(5,036)		(19,386)		(20,508)
	- after tax	(3,099)	(0.06)	(3,273)	(0.06)	(12,601)	(0.24)	(13,330)	(0.25)

	Other - after tax	$(1,554)	(0.03)	$(5,332)	(0.11)	(10,136)	(0.19)	$(15,550)	(0.29)

	Diluted weighted avg shares outstanding	53,639		51,948		53,397		53,319

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Quarterly
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	December	December	Increase	December	December	Increase
	2009	2008	(Decrease)	2009	2008	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$34,902	36,874	(5.3)	$141,882	146,555	(3.2)
Short-term	112	549	(79.6)	1,273	4,252	(70.1)
Alternative Investments	5,018	(18,036)	127.8	(21,726)	(12,676)	(71.4)
Dividends	786	1,920	(59.1)	2,348	5,603	(58.1)
Change in Fair Value	-	(1,681)	100.0	262	(8,129)	103.2
Miscellaneous	50	105	(52.4)	343	340	0.9
	40,868	19,731	107.1	124,382	135,945	(8.5)

Investment Expense	1,067	1,214	(12.1)	5,911	4,913	20.3

Net Investment Income Before Tax	39,801	18,517	114.9	118,471	131,032	(9.6)

Tax	9,468	1,474	542.3	22,746	25,993	(12.5)

Net Investment Income After Tax	$30,333	17,043	78.0	$95,725	105,039	(8.9)

Net Investment Income per Share	0.57	0.33	72.7	1.79	1.97	(9.1)

Effective Tax Rate	23.8%	8.0%		19.2%	19.8%

Average Yields:

Fixed Maturity Securities
Pre Tax				4.2%	4.6%
After Tax				3.3%	3.6%

Portfolio
Pre Tax				3.2%	3.6%
After Tax				2.6%	2.9%

	For the three months ended			Year to Date
	December	December		December	December
	2009	2008		2009	2008
Net Realized Gains (Losses)
Fixed Maturities	(9,085)	(13,388)		(47,123)	(54,159)
Equity Securities	3,417	(11,769)		3,192	13,292
Other	-	(5,156)		(2,039)	(8,585)
Total	(5,668)	(30,313)		(45,970)	(49,452)
Net of Tax	(3,683)	(19,703)		(29,880)	(32,144)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Investment Yield and Effective Tax Rate Portfolio Breakdown
December 31, 2009
($ in thousands)
(Unaudited)

		Q4 2009		FY 2009
	Market Value	Yield	Effective Tax Rate	Yield	Effective Tax Rate
	($)	(%)	(%)	(%)	(%)

Fixed Maturities Securities:
State & Municipal T/E	1,508,318	0.9	4.4	3.7	3.8
State & Municipal Tax	82,277	1.4	35.0	5.0	35.0
State & Municipal	1,590,595	0.9	6.5	3.7	5.7
U.S. Gov't	621,513	1.1	35.0	3.1	35.0
Corporate	487,161	1.4	35.0	5.3	35.0
ABS's	60,142	1.5	35.0	6.7	35.0
MBS's	616,669	1.3	35.0	5.5	35.0
Total Debt Securities	3,376,080	1.1	22.3	4.2	21.5
Equity Securities	80,264	0.7	17.6	2.1	15.5
Trading Securities	-	0.0	0.0	19.4	35.0
Short-term Investments	213,848	0.1	35.0	0.6	35.0
Other Investments
Alternative Investments	137,589	3.2	35.0	(13.7)	35.0
Other	3,078	0.0	0.0	0.0	0.0
	3,810,859	1.1	23.8	3.2	19.2

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
4th Qtr 2009 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2009	2008	Gain/(Loss)
Personal Lines:

Homeowners	$20,870	23.7%	$19,739	14.0%	52.6%	13.6%	33.6%	0.0%	99.8%	89.2%	$(342)
Auto	32,610	3.0%	34,116	0.3%	76.9%	8.3%	32.5%	0.0%	117.7%	118.7%	(5,537)
Other (including flood)	3,114	25.2%	2,218	(7.6)%	61.2%	(20.5)%	(14.4)%	0.0%	26.3%	44.3%	1,764
Total	$56,594	11.0%	$56,073	4.4%	67.8%	9.0%	30.3%	0.0%	107.1%	105.6%	$(4,115)

Commercial Lines:

Fire/IM	$43,734	3.7%	$49,931	2.0%	28.1%	5.0%	42.9%	0.2%	76.2%	82.5%	$14,544
Workers compensation	48,148	(17.1)%	61,781	(16.8)%	80.6%	14.4%	33.7%	1.4%	130.1%	102.1%	(13,998)
General liability	71,217	(4.7)%	88,122	(7.2)%	41.3%	20.5%	38.1%	0.2%	100.1%	110.3%	6,327
Auto	61,807	1.1%	73,864	(1.5)%	59.8%	7.6%	31.9%	0.3%	99.6%	104.8%	4,142
BOP	16,967	8.0%	16,073	7.6%	80.1%	12.7%	33.8%	0.0%	126.6%	116.8%	(4,583)
Bonds	4,215	12.3%	4,638	0.7%	26.3%	5.0%	69.4%	0.0%	100.7%	89.9%	259
Other	2,209	7.5%	2,475	5.0%	1.6%	0.9%	46.9%	0.0%	49.4%	52.5%	1,377
Total	$248,297	(3.6)%	$296,883	(5.8)%	53.4%	12.6%	36.8%	0.5%	103.3%	102.4%	$8,069

Grand Total	$304,891	(1.2)%	$352,957	(4.3)%	55.7%	12.0%	35.6%	0.4%	103.7%	102.7%	$3,953

Note: Some amounts may not foot due to rounding.

	2009	2008
Losses Paid	$185,896	$199,130
LAE Paid	40,841	36,095
Total Paid	$226,737	$235,225

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
December 2009 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2009	2008	Gain/(Loss)
Personal Lines:

Homeowners	$80,639	16.7%	$73,076	7.3%	61.4%	10.4%	33.7%	0.0%	105.5%	98.9%	$(6,531)
Auto	135,861	1.0%	133,320	0.4%	67.5%	11.9%	31.3%	0.0%	110.7%	113.8%	$(15,112)
Other (including flood)	11,358	18.8%	9,698	7.6%	59.3%	(15.8)%	(27.4)%	0.0%	16.1%	(6.0)%	8,596
Total	$227,859	6.9%	$216,095	2.9%	65.0%	10.2%	29.2%	0.0%	104.4%	103.7%	$(13,047)

Commercial Lines:

Fire/IM	$199,707	2.7%	$197,665	0.8%	41.0%	5.0%	38.0%	(0.1)%	83.9%	92.9%	$30,958
Workers compensation	251,121	(17.3)%	263,490	(14.6)%	63.2%	14.9%	28.1%	1.4%	107.6%	96.1%	(16,664)
General liability	352,336	(10.3)%	362,479	(8.5)%	49.6%	19.0%	34.3%	0.0%	102.9%	102.0%	(6,905)
Auto	298,036	(0.8)%	300,562	(2.2)%	60.4%	8.3%	29.5%	0.0%	98.2%	99.7%	6,204
BOP	64,958	7.5%	62,638	7.9%	69.9%	12.4%	34.1%	0.0%	116.4%	113.1%	(11,056)
Bonds	18,678	2.4%	18,455	(2.0)%	26.6%	5.1%	61.7%	0.0%	93.4%	80.5%	1,087
Other	9,960	6.5%	9,663	4.0%	1.0%	0.8%	44.7%	0.0%	46.5%	47.3%	5,033
Total	$1,194,797	(6.6)%	$1,214,953	(6.1)%	54.1%	12.5%	32.9%	0.3%	99.8%	98.5%	$8,657

Grand Total	$1,422,655	(4.7)%	$1,431,047	(4.9)%	55.8%	12.1%	32.3%	0.3%	100.5%	99.2%	$(4,391)
Note: Some amounts may not foot due to rounding.

	2009	2008
Losses Paid	$757,916	$768,165
LAE Paid	157,034	140,877
Total Paid	$914,950	$909,042

Consolidated Balance Sheets
December 31,	Unaudited
($ in thousands, except share amounts)	2009	2008
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value
(fair value: $1,740,211 – 2009; $1,178 – 2008)	$1,710,403	1,163
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $1,616,456 – 2009; $3,123,346 – 2008)	1,635,869	3,034,278
Equity securities, available-for-sale – at fair value
(cost of: $64,390 – 2009; $125,947 – 2008)	80,264	132,131
Short-term investments (at cost which approximates fair value)	213,848	198,111
Equity securities, trading – at fair value	-	2,569
Other investments	140,667	172,057
Total investments	3,781,051	3,540,309
Cash and cash equivalents	811	3,606
Interest and dividends due or accrued	34,651	36,538
Premiums receivable, net of allowance for uncollectible
accounts of: $5,880 – 2009; $4,237 – 2008	446,577	480,894
Reinsurance recoverable on paid losses and loss expenses	4,408	6,513
Reinsurance recoverable on unpaid losses and loss expenses	271,610	224,192
Prepaid reinsurance premiums	105,522	96,617
Current federal income tax	17,662	26,593
Deferred federal income tax	111,038	150,759
Property and Equipment – at cost, net of accumulated
depreciation and amortization of: $141,251 – 2009; $129,333 – 2008	46,287	51,580
Deferred policy acquisition costs	218,601	212,319
Goodwill	7,849	7,849
Assets of discontinued operations	-	56,468
Other assets	68,760	51,319
Total assets	$5,114,827	4,945,556

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,342,919	2,256,329
Reserve for loss expenses	402,880	384,644
Unearned premiums	844,847	844,334
Notes payable	274,606	273,878
Commissions payable	49,237	48,560
Accrued salaries and benefits	103,802	118,422
Liabilities of discontinued operations	-	34,138
Other liabilities	94,161	94,758
Total liabilities	$4,112,452	4,055,063

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issue or outstanding
Common stock of $2 par value per share
Authorized shares: 360,000,000
Issued: 95,822,959 – 2009; 95,263,508 – 2008	$191,646	190,527
Additional paid-in capital	231,933	217,195
Retained earnings	1,138,978	1,128,149
Accumulated other comprehensive loss	(12,460)	(100,666)
Treasury stock – at cost (shares: 42,578,779 – 2009; 42,386,921 – 2008)	(547,722)	(544,712)
Total stockholders’ equity	1,002,375	890,493
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,114,827	4,945,556

Consolidated Statements of Income
Fourth Quarter
	Unaudited
($ in thousands, except share amounts)	2009	2008
Revenues:
Net premiums written	$304,891	308,651
Net increase in unearned premiums and prepaid reinsurance premiums	48,066	60,187
Net premiums earned	352,957	368,838
Net investment income earned	39,801	18,517
Net realized (losses):
Net realized investment gains (losses)	5,931	(21,851)
Other-than-temporary impairments	(18,717)	(8,462)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	7,118	-
Total net realized investment (losses)	(5,668)	(30,313)
Other income	2,712	(98)
Total revenues	389,802	356,944

Expenses:
Losses incurred	196,202	210,516
Loss expenses incurred	42,428	40,600
Policy acquisition costs	115,276	115,234
Dividends to policyholders	1,372	1,946
Interest expense	4,768	5,036
Other expenses	3,662	6,031
Total expenses	363,708	379,363

Income (loss) from continuing operations, before federal income tax	26,094	(22,419)

Federal income tax expense (benefit):
Current	(233)	(12,145)
Deferred	4,683	1,905
Total federal income tax expense (benefit)	4,450	(10,240)

Net income (loss) from continuing operations	21,644	(12,179)

Income (loss) from discontinued operations, net of tax: $59-2009;
$(1,239)-2008	110	(2,209)
Loss on disposal of discontinued operations, net of tax: $(631)-2009	(1,174)	-
Total discontinued operations, net of tax	(1,064)	(2,209)

Net income (loss)	20,580	(14,388)

Earnings per share:
Basic net income (loss) from continuing operations	0.41	(0.24)
Basic net loss from discontinued operations	(0.02)	(0.04)
Basic net income (loss)	$0.39	(0.28)

Diluted net income (loss) from continuing operations	$0.40	(0.24)
Diluted net loss from discontinued operations	(0.02)	(0.04)
Diluted net income (loss)	0.38	(0.28)

Dividends to stockholders	$0.13	0.13

Consolidated Statements of Income
December 31,
	Unaudited
($ in thousands, except share amounts)	2009	2008	2007
Revenues:
Net premiums written	$1,422,655	1,492,738	1,562,450
Net decrease (increase) in unearned premiums and prepaid reinsurance premiums	8,392	11,449	(37,561)
Net premiums earned	1,431,047	1,504,187	1,524,889
Net investment income earned	118,471	131,032	174,144
Net realized (losses) gains:
Net realized investment gains	9,446	3,648	38,244
Other-than-temporary impairments	(64,184)	(53,100)	(4,890)
Other-than-temporary impairments on fixed maturity securities recognized in
other comprehensive income	8,768	-	-
Total net realized investment (losses) gains	(45,970)	(49,452)	33,354
Other income	10,470	4,172	6,928
Total revenues	1,514,018	1,589,939	1,739,315

Expenses:
Losses incurred	798,363	845,656	829,524
Loss expenses incurred	173,542	165,888	168,288
Policy acquisition costs	457,424	485,702	491,235
Dividends to policyholders	3,640	5,211	7,202
Interest expense	19,386	20,508	23,795
Other expenses	22,477	26,807	30,507
Total expenses	1,474,832	1,549,772	1,550,551

Income from continuing operations, before federal income tax	39,186	40,167	188,764

Federal income tax (benefit) expense:
Current	3,585	21,995	42,557
Deferred	(9,057)	(25,929)	2,571
Total federal income tax (benefit) expense	(5,472)	(3,934)	45,128

Net income from continuing operations	44,658	44,101	143,636

(Loss) income from discontinued operations, net of tax of $(4,042) – 2009;
$(438) – 2008; $1,132 – 2007	(7,086)	(343)	2,862
Loss on disposal of discontinued operations, net of tax of $(631) – 2009	(1,174)	-	-
Total discontinued operations, net of tax	(8,260)	(343)	2,862

Net income	36,398	43,758	146,498

Earnings per share:
Basic net income from continuing operations	0.84	0.85	2.75
Basic net (loss) income from discontinued operations	(0.15)	(0.01)	0.05
Basic net income	$0.69	0.84	2.80

Diluted net income from continuing operations	$0.83	0.83	2.54
Diluted net (loss) income from discontinued operations	(0.15)	(0.01)	0.05
Diluted net income	0.68	0.82	2.59

Dividends to stockholders	$0.52	0.52	0.49

Consolidated Statements of Stockholders’ Equity	Unaudited
December 31,
($ in thousands, except share amounts)	2009		2008		2007
Common stock:
Beginning of year	$190,527		189,306		183,124
Dividend reinvestment plan
(shares: 123,880 – 2009; 81,200 – 2008;
78,762 – 2007)	248		162		158
Convertible debentures
(shares: 45,759 – 2008; 2,074,067 – 2007)	-		92		4,148
Stock purchase and compensation plans
(shares: 435,571 – 2009; 483,619 – 2008;
937,835 –2007)	871		967		1,876
End of year	191,646		190,527		189,306

Additional paid-in capital:
Beginning of year	217,195		192,627		153,246
Dividend reinvestment plan	1,514		1,677		1,708
Convertible debentures	-		645		9,806
Stock purchase and compensation plans	13,224		22,246		27,867
End of year	231,933		217,195		192,627

Retained earnings:
Beginning of year	1,128,149		1,105,946		986,017
Cumulative-effect adjustment due to fair value election
under ASC 825, net of deferred income tax effect of $3,344	-		6,210		-
Cumulative-effect adjustment due to adoption of other-
than-temporary impairment guidance under ASC 320,
net of deferred income tax effect of $1,282	2,380		-		-
Net income	36,398	36,398	43,758	43,758	146,498	146,498
Cash dividends to stockholders ($0.52 per share – 2009;
$0.52 per share – 2008; and $0.49 per share – 2007)	(27,949)		(27,765)		(26,569)
End of year	1,138,978		1,128,149		1,105,946

Accumulated other comprehensive (loss) income:
Beginning of year	(100,666)		86,043		100,601
Cumulative-effect adjustment due to fair value election
under ASC 825, net of deferred income tax effect of
$(3,344)	-		(6,210)		-
Cumulative-effect adjustment due to adoption of other-
than-temporary impairment guidance under ASC 320,
net of deferred income tax effect of $(1,282)	(2,380)		-		-
Other comprehensive income (loss), increase (decrease) in:
Unrealized (losses) gains on investment securities:
Non-credit portion of other-than-temporary
impairment losses recognized in other
comprehensive income, net of deferred income tax
effect of $(3,030)	(5,629)		-		-
Other net unrealized gains (losses) on investment
securities, net of deferred income tax effect of
$49,637 – 2009; $(76,831) – 2008;
and $(10,925) – 2007	92,183		(142,685)		(20,289)
Total unrealized gains (losses) on investment
securities	86,554	86,554	(142,685)	(142,685)	(20,289)	(20,289)
Defined benefit pension plans, net of deferred income
tax effect of: $2,171 – 2009; $(20,362) – 2008;
$3,086 – 2007	4,032	4,032	(37,814)	(37,814)	5,731	5,731
End of year	(12,460)		(100,666)		86,043
Comprehensive income (loss)		126,984		(136,741)		131,940

Treasury stock:
Beginning of year	(544,712)		(497,879)		(345,761)
Acquisition of treasury stock
(shares: 191,858 – 2009; 2,039,027 – 2008;
6,057,920 – 2007)	(3,010)		(46,833)		(152,118)
End of year	(547,722)		(544,712)		(497,879)
Total stockholders’ equity	$1,002,375		890,493		1,076,043

Consolidated Statements of Cash Flows
December 31,	Unaudited
($ in thousands, except share amounts)	2009	2008	2007
Operating Activities
Net Income	$36,398	43,758	146,498

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,593	28,552	29,139
Loss on disposal of discontinued operations	1,174	-	-
Stock-based compensation expense	11,036	17,215	20,992
Undistributed losses (income) of equity method investments	21,726	13,753	(4,281)
Net realized losses (gains)	45,970	49,452	(33,354)
Postretirement life curtailment benefit	(4,217)	-	-
Deferred tax (benefit) expense	(9,057)	(26,665)	3,214
Unrealized (gain) loss on trading securities	(262)	8,129	-
Goodwill impairment on discontinued operations	12,214	4,000	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	58,514	102,100	227,749
(Decrease) increase in unearned premiums, net of prepaid reinsurance and advance premiums	(8,028)	(10,766)	38,346
Decrease (increase) in net federal income tax recoverable	5,339	(22,092)	(3,767)
Decrease (increase) in premiums receivable	34,317	15,469	(37,911)
(Increase) decrease in deferred policy acquisition costs	(6,282)	14,115	(8,331)
Decrease (increase) in interest and dividends due or accrued	1,918	(431)	(1,331)
Decrease (increase) in reinsurance recoverable on paid losses and loss expenses	2,105	916	(2,736)
Decrease in accrued salaries and benefits	(15,020)	(3,100)	(3,266)
Increase (decrease) in accrued insurance expenses	2,240	(15,880)	6,370
Purchase of trading securities	-	(6,587)	-
Sale of trading securities	2,831	21,002	-
Other-net	6,050	8,233	8,957
Net adjustments	191,161	197,415	239,790
Net cash provided by operating activities	227,559	241,173	386,288

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	(158,827)	-	-
Purchase of fixed maturity securities, available-for-sale	(1,041,277)	(587,430)	(580,864)
Purchase of equity securities, available-for-sale	(79,455)	(70,651)	(148,569)
Purchase of other investments	(16,298)	(53,089)	(80,147)
Purchase of short-term investments	(1,956,164)	(2,204,107)	(2,198,362)
Sale of subsidiary	(12,538)	-	-
Sale of fixed maturity securities, held-to-maturity	5,820	-	-
Sale of fixed maturity securities, available-for-sale	538,769	152,655	102,613
Sale of short-term investments	1,940,427	2,196,162	2,205,194
Redemption and maturities of fixed maturity securities, held-to-maturity	282,310	4,652	4,051
Redemption and maturities of fixed maturity securities, available-for-sale	122,403	294,342	319,118
Sale of equity securities, available-for-sale	137,244	102,313	187,259
Proceeds from other investments	25,596	26,164	40,115
Purchase of property and equipment	(8,207)	(8,083)	(14,511)
Net cash used in investment activities	(220,197)	(147,072)	(164,103)

Financing Activities
Dividends to stockholders	(26,296)	(25,804)	(24,464)
Acquisition of treasury stock	(3,010)	(46,833)	(152,118)
Principal payment of notes payable	(12,300)	(12,300)	(18,300)
Proceeds from borrowings	13,000	-	-
Net proceeds from stock purchase and compensation plans	4,612	8,222	8,609
Excess tax benefits from share-based payment arrangements	(1,200)	1,628	3,484
Borrowings under line of credit agreement	-	-	6,000
Repayment of borrowings under line of credit agreement	-	-	(6,000)
Principal payments of convertible bonds	-	(8,754)	(37,456)
Net cash used in financing activities	(25,194)	(83,841)	(220,245)
Net (decrease) increase in cash and cash equivalents	(17,832)	10,260	1,940
Net (decrease) increase in cash and cash equivalents from discontinued operations	(15,037)	8,619	921
Net (decrease) increase in cash from continuing operations	(2,795)	1,641	1,019
Cash from continuing operations, beginning of year	3,606	1,965	946
Cash from continuing operations, end of year	$811	3,606	1,965

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Dec-31	* Dec-31
	2009	2008

ASSETS
Bonds	$3,289,336	3,104,395
Common stocks	80,264	134,700
Affiliated mortgage loan	39,408	40,000
Other investments	176,983	172,346
Short-term investments	165,957	137,878
Total investments	3,751,948	3,589,319

Cash on hand and in banks	(29,128)	(36,472)
Interest and dividends due and accrued	34,808	36,523
Premiums receivable	443,223	476,768
Reinsurance recoverable on paid losses and expenses	4,408	6,513
Federal income tax recoverable	1,608	12,069
Deferred tax recoverable	119,377	86,208
EDP equipment	2,134	3,815
Equities and deposits in pools and associations	4,886	8,517
Receivable for sold securities	19,655	13,278
Other assets	29,748	28,719
Total assets	$4,382,667	4,225,257

LIABILITIES
Reserve for losses	$2,072,376	2,031,947
Reinsurance payable on paid loss and loss expense	1,011	716
Reserve for loss expenses	399,457	382,796
Unearned premiums	739,325	747,717
Reserve for commissions payable	49,237	48,560
Ceded balances payable	9,856	8,421
Premium and other taxes payable	22,283	20,721
Borrowed money	13,016	-
Reserve for dividends to policyholders	3,718	5,023
Reserves for unauthorized reinsurance	1,013	1,416
Funds withheld on account of others	6,261	4,977
Accrued salaries and benefits	66,847	74,287
Other liabilities	16,330	14,245
Total liabilities	3,400,730	3,340,826

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Aggregate write-ins for special surplus funds	33,951	-
Paid in surplus	255,792	235,792
Unassigned surplus	663,869	620,314
Total policyholders' surplus	981,937	884,431
Total liabilities and policyholders' surplus	$4,382,667	4,225,257

*December 31, 2008 results include a retroactive affiliate transaction involving SICA, SIGI, and Wantage Avenue Holding Company.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Twelve Months Ended
	December				December

	2009		2008		2009		2008

UNDERWRITING
Net premiums written	$304,891		308,651		1,422,655		1,492,938

Net premiums earned	352,957		368,839		1,431,047		1,504,386

Net losses paid	185,896		199,130		757,916		768,165
Change in reserve for losses	10,559		11,670		40,428		77,988
Net losses incurred	196,455	55.7%	210,800	57.2%	798,344	55.8%	846,153	56.2%
Net loss expenses paid	40,841		36,095		157,034		140,877
Change in reserve for loss expenses	1,595		4,512		16,662		24,670
Net loss expenses incurred	42,436	12.0%	40,607	11.0%	173,696	12.1%	165,547	11.0%
Net underwriting expenses incurred	110,432	36.2%	103,189	33.4%	465,723	32.7%	470,362	31.6%
Total deductions	349,323		354,596		1,437,763		1,482,062
Statutory underwriting (loss) gain	3,634		14,243		(6,716)		22,324

Net loss from premium balances charged off	(1,044)		(1,440)		(4,490)		(3,876)
Finance charges and other income	2,735		(426)		10,455		2,610
Total other income (expense)	1,691	-0.6%	(1,866)	0.6%	5,965	-0.4%	(1,266)	0.1%
Policyholders' dividends incurred	(1,372)	0.4%	(1,946)	0.5%	(3,640)	0.3%	(5,211)	0.3%
Total underwriting (loss) gain	3,953	103.7%	10,431	102.7%	(4,391)	100.5%	15,847	99.2%

INVESTMENT
Net investment income earned	37,329		32,886		133,309		156,336
Net realized (loss) gain	2,337		(18,979)		(39,055)		(32,939)
Total income before income tax	43,619		24,338		89,863		139,244
Federal income tax expense (benefit)	2,653		(9,996)		20,015		34,898

Net income	$40,966		34,334		69,848		104,346

Policyholders' Surplus
Surplus, beginning of period	$903,488		932,846		884,431		1,034,294

Net income	40,966		34,334		69,848		104,346
Change in deferred tax	(10,666)		(8,410)		3,972		10,949
Change in unrealized gains (losses)	33		(35,535)		(11,212)		(97,931)
Dividends to stockholders	-		-		(24,518)		(77,045)
Paid in surplus	-		-		20,000		-
Change in cum. effect of acctg principle	-		-		2,540		-
Change in reserve for unauthorized	404		(159)		404		(159)
Change in non-admitted assets	11,016		(10,447)		(283)		(61,548)
Change in additional admitted deferred tax	33,951		-		33,951		-
Change in minimum pension liability	3,512		(28,748)		3,512		(28,748)
Surplus adjustments	(767)		550		(708)		273

Net change in surplus for period	78,449		(48,415)		97,506		(149,863)

Surplus, end of period	$981,937		884,431		981,937		884,431

Statutory underwriting (loss) gain:	$3,953		10,431		(4,391)		15,847

Adjustments under GAAP:
Deferred policy acquisition costs	(5,093)		(11,785)		6,283		(14,116)
Other, net	598		(53)		493		(1,599)
GAAP underwriting (loss) gain	$(542)		(1,407)		2,385		132

Note:  Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of December 31, 2009
(unaudited)

	Inception	Current		Invest.	4th QTR	YTD	Remaining
Fund	Year	Market Value	Cost	Multiple(1)	Income	Income	Commitment
Real Estate
LEH RE II	2005	$9,381,351	$12,011,057	0.86	$(1,340,909)	$(6,071,286)	$4,020,851
GS Whitehall 2007	2007	$4,150,885	$14,250,000	0.29	$(135,683)	$(4,396,536)	$750,000
LEH RE III	2008	$3,323,525	$6,227,933	0.53	$(239,446)	$(1,870,237)	$8,772,067
Total - Real Estate		$16,855,761	$32,488,990		$(1,716,038)	$(12,338,059)	$13,542,918
Mezzanine Financing
GS Mezz III	2003	$3,525,552	$2,403,021	1.11	$26,240	$(822,879)	$5,637,326
LEH Euro Mezz	2004	$3,310,945	$1,666,328	1.13	$223,551	$(190,157)	$-
GS Mezz 2006	2006	$5,734,349	$9,224,574	0.69	$1,570,729	$(1,484,828)	$5,228,783
GS Mezz V	2007	$7,752,553	$7,094,103	1.08	$851,060	$1,022,500	$17,752,669
Total - Mezz. Financing		$20,323,399	$20,388,026		$2,671,580	$(1,475,364)	$28,618,778
Distressed Debt
Varde LP	1997	$-	$-	-	$(168,089)	$545,094	$-
Varde VIII	2006	$11,777,125	$10,000,000	1.18	$286,343	$1,413,166	$-
GS Distressed Opp III	2007	$7,423,866	$10,000,056	0.75	$1,146,875	$(997,002)	$4,610,862
Total - Distressed Debt		$19,200,991	$20,000,056		$1,265,129	$961,258	$4,610,862
Private Equity
Prospector	1997	$1,778,445	$1,778,000	2.89	$931	$476	$-
Trilantic Capital Partners III	2004	$7,328,103	$3,722,215	1.39	$120,731	$(98,586)	$1,073,616
NB Co-Invest	2006	$7,522,231	$8,080,716	0.95	$531,365	$(1,751,256)	$4,504,351
GS PEP Asia	2007	$1,212,898	$1,542,716	0.79	$56,843	$(141,791)	$5,454,989
Trilantic Capital Partners IV	2007	$3,683,090	$4,165,840	0.88	$162,148	$(79,787)	$6,932,511
Total - Private Equity		$21,524,768	$19,289,488		$872,017	$(2,070,944)	$17,965,468
Private Equity, Secondary Market
NB SOF	2005	$7,139,892	$6,382,035	1.07	$232,366	$(1,284,329)	$899,494
GS Vintage IV	2007	$9,201,938	$11,994,286	0.79	$224,544	$(3,366,254)	$6,781,085
NB SOF II	2008	$2,561,197	$2,289,234	1.11	$67,971	$315,698	$9,623,752
GS Vintage V	2008	$2,032,875	$2,200,000	0.92	$75,714	$(176,988)	$7,800,000
Total - Pvt. Eq. Sec. Mkt.		$20,935,902	$22,865,554		$600,595	$(4,511,873)	$25,104,331
Energy/Power Generation
ArcLight I	2002	$1,441,516	$1,441,516	1.74	$501,723	$(1,139,962)	$1,655,505
ArcLight II	2003	$7,014,467	$1,639,149	1.28	$271,057	$(852,108)	$2,295,492
ArcLight III	2006	$12,453,803	$11,816,880	1.04	$160,429	$436,623	$1,681,702
Quintana Energy	2006	$6,523,861	$7,558,234	0.86	$164,989	$(359,162)	$2,441,766
ArcLight IV	2007	$5,561,960	$5,712,041	0.98	$100,424	$148,674	$2,939,591
Total - Energy/Power Generation		$32,995,607	$28,167,820		$1,198,622	$(1,765,935)	$11,014,056
Venture Capital
Venture V	2001	$5,752,309	$6,273,978	0.93	$127,019	$(524,587)	$2,000,000
Total - Venture Capital		$5,752,309	$6,273,978		$127,019	$(524,587)	$2,000,000
TOTAL - ALTERNATIVE INVESTMENTS		$137,588,736	$149,473,913		$5,018,925	$(21,725,504)	$102,856,413
(1) Market value +  capital returned  divided  by capital called

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
December 31, 2009
($s in thousands)
(unaudited)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
December 31, 2009
($ in thousands)
(unaudited)

•Market Value = $676,811 ; Unrealized Gain/(Loss) = ($29,838)
•Held to Maturity (HTM) 41%; Available for Sale (AFS) 59%
•Structured Security Portfolio Average Rating = AA+
•Structured Securities = 17.8% of the Total Portfolio

Ratings Migration (1)
December 31, 2009

Original Rating		Current Rating					Downgraded
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	657,384	577,504	13,460	13,670	23,751	28,999	79,880	12.2%
AA	36,238	5,000	14,845		242	16,151	16,393	45.2%
A	13,436			10,000		3,436	3,436	25.6%
BBB	25,156				7,000	18,156	18,156	72.2%
Below Inv Grade	5,000					5,000	-	0.0%
Total Par Value	737,214	582,504	28,305	23,670	30,993	71,742	117,865	16.0%

Note (1): Migration period is from the purchase date of each security to Decemeber 31, 2009

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
December 31, 2009
($ in thousands)
(unaudited)

•Market Value = $433,191; Unrealized Gain/(Loss) = ($14,436)
•Held to Maturity (HTM) 35%; Available for Sale (AFS) 65%
•RMBS & RABS Portfolio Average Rating = AA+
•RMBS & RABS Securities = 11.4% of the Total Portfolio

Ratings Migration (1)
December 31, 2009

Original Rating		Current Rating					Downgraded
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	442,283	391,495	13,460	1,287	988	35,053	50,788	11.5%
AA	3,889				242	3,647	3,889	100.0%
A	3,436					3,436	3,436	100.0%
BBB	1,406					1,406	1,406	100.0%
Total Par Value	451,014	391,495	13,460	1,287	1,230	43,542	59,519	13.2%

Note (1): Migration period is from the purchase date of each security to December 31, 2009

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS) - by Vintage Year
December 31, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$8	$-	$-	$-	$-	$8	0%	0%	0%
2002	44,997	-	-	809	1,105	46,912	11%	1%	5%
2003	40,736	-	-	-	763	41,499	10%	1%	4%
2004	51,317	3,076	-	-	-	54,393	13%	2%	5%
2005	32,224	8,446	655	-	-	41,325	10%	1%	4%
2006	32,872	-	-	-	18,463	51,335	12%	2%	5%
2007	7,733	-	-	-	1,727	9,460	1%	0%	1%
2008	38,584	-	-	-	-	38,584	9%	1%	4%
2009	149,675	-	-	-	-	149,675	34%	5%	15%
Total RMBS & RABS-Market Value	$398,147	$11,522	$655	$809	$22,057	$433,191	100%	13%	43%
% of Total RMBS & RABS	92%	3%	0%	0%	5%	100%
% of Total Fixed Income Portfolio	12%	0%	0%	0%	1%	13%
% of Total GAAP Equity	40%	1%	0%	0%	2%	43%
Weighted Average Market Price	101.7	85.6	50.9	65.8	50.7	96.0

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total
1983	$-	$-	$-	$-	$-	$-
2002	1,418	-	-	(428)	(357)	633
2003	612	-	-	-	(1,246)	(634)
2004	(209)	(388)	-	-	-	(597)
2005	(3,229)	(1,470)	(632)	-	-	(5,332)
2006	661	-	-	-	(7,695)	(7,034)
2007	128	-	-	-	(3,045)	(2,916)
2008	482	-	-	-	-	482
2009	963	-	-	-	-	963
Total RMBS & RABS - Unrealized/Unrecognized	$826	$(1,858)	$(632)	$(428)	$(12,343)	$(14,436)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS) - by Type
December 31, 2009
($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Gov't Guaranteed Agency	$109,481	$-	$-	$-	$-	$109,481	25%	3%	11%
Other Agency	259,964	-	-	-	-	259,964	60%	8%	26%
Total Agency	369,445	-	-	-	-	369,445	85%	11%	37%
Alt-A	13,388	1,317	-	-	9,403	24,108	6%	1%	2%
Alt-A CDO	-	-	-	-	1,774	1,774	0%	0%	0%
Home Equity ABS	-	-	-	715	1,105	1,820	0%	0%	0%
Non-Agency & Other Prime	15,314	10,206	655	95	9,775	36,044	9%	1%	4%
Total RMBS & RABS-Market Value	$398,147	$11,522	$655	$809	$22,057	$433,191	100%	13%	43%
% of Total RMBS & RABS	92%	3%	0%	0%	5%	100%
% of Total Fixed Income Portfolio	12%	0%	0%	0%	1%	13%
% of Total GAAP Equity	40%	1%	0%	0%	2%	43%
Weighted Average Market Price	101.7	85.6	50.9	65.8	50.7	96.0

Unrealized/Unrecognized Gain/(Loss)

RMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total
Gov't Guaranteed Agency	$241	$-	$-	$-	$-	$241
Other Agency	6,848	-	-	-	-	6,848
Total Agency	7,089	-	-	-	-	7,089
Alt-A	(2,240)	(230)	-	-	(4,942)	(7,412)
Alt-A CDO	-	-	-	-	266	266
Home Equity ABS	-	-	-	(281)	(357)	(637)
Non-Agency & Other Prime	(4,023)	(1,629)	(632)	(148)	(7,310)	(13,742)
Total RMBS & RABS - Unrealized/Unrecognized	$826	$(1,858)	$(632)	$(428)	$(12,343)	$(14,436)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
December 31, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt-A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$4,335	$-	$-	$-	$4,335	17%	0%	1%
2003	-	1,481	412	-	1,893	7%	0%	0%
2004	-	1,284	1,437	-	2,721	11%	0%	0%
2005	-	2,903	2,853	-	5,756	22%	0%	1%
2006	-	6,969	2,433	1,774	11,177	43%	1%	1%
Total ALT-A, Market Value	$4,335	$12,637	$7,135	$1,774	$25,882	100%	1%	3%
% of Total ALT-A	17%	48%	28%	7%	100%
% of Total Fixed Income Portfolio	0%	1%	0%	0%	1%
% of Total GAAP Equity	1%	1%	1%	0%	3%
Weighted Average Market Price	96.4	76.4	67.5	20.0	63.9

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$(160)	$-	$-	$-	$(160)
2003	-	(319)	(48)	-	(367)
2004	-	(59)	(273)	-	(332)
2005	-	(462)	(1,150)	-	(1,612)
2006	-	(3,031)	(1,911)	266	(4,676)
Total ALT-A, Unrealized/Unrecognized	$(160)	$(3,870)	$(3,382)	$266	$(7,146)
% of Total ALT-A	2%	54%	47%	-3%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
December 31, 2009
($ in thousands)
(unaudited)

•Market Value = $187,072; Unrealized Gain/(Loss) = ($14,255)
•Held to Maturity (HTM) 49%; Available for Sale (AFS) 51%
•CMBS Portfolio Average Rating = AA+
•CMBS Securities = 4.9% of the Total Portfolio

Ratings Migration (1)
December 31, 2009

Original Rating		Current Rating					Downgraded
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	190,569	161,107		9,424	17,223	2,815	29,462	15.5%
AA	8,635	5,000				3,635	3,635	42.1%
A	-						-	0.0%
BBB	17,000				7,000	10,000	10,000	58.8%
Below Inv Grade	5,000					5,000	-	0.0%
Total Par Value	221,204	166,107	-	9,424	24,223	21,450	43,097	19.5%

Note (1): Migration period is from the purchase date of each security to December 31, 2009

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Vintage Year
December 31, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	A	BBB	Below Investment Grade	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$1,605	$-	$-	$-	$1,605	1%	0%	0%
1999	3,427	-	-	-	3,427	2%	0%	0%
2000	24,930	-	-	-	24,930	13%	1%	2%
2001	8,922	-	-	-	8,922	5%	0%	1%
2002	9,452	-	-	-	9,452	5%	0%	1%
2003	1,952	-	-	-	1,952	1%	0%	0%
2004	9,684	-	-	-	9,684	5%	0%	1%
2005	13,880	2,212	1,276	253	17,622	9%	1%	2%
2006	53,586	-	3,755	-	57,341	31%	3%	7%
2007	33,117	2,967	1,642	4,379	42,105	23%	1%	4%
2009	10,032	-	-	-	10,032	5%	0%	1%
Total CMBS-Market Value	$170,587	$5,179	$6,674	$4,632	$187,072	100%	6%	19%
% of Total CMBS	91%	3%	4%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	1%	0%	6%
% of Total GAAP Equity	17%	1%	1%	0%	19%
Weighted Average Market Price	102.7	117.1	27.6	21.6	84.6

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	A	BBB	Below Investment Grade	Total
1996	$(56)	$-	$-	$-	$(56)
1999	127	-	-	-	127
2000	595	-	-	-	595
2001	236	-	-	-	236
2002	576	-	-	-	576
2003	36	-	-	-	36
2004	184	-	-	-	184
2005	(302)	(2,212)	(1,791)	(2,562)	(6,867)
2006	16	-	(4,625)	-	(4,609)
2007	366	(2,033)	(358)	(2,482)	(4,507)
2009	32	-	-	-	32
Total CMBS-Unrealized/Unrecognized	$1,809	$(4,245)	$(6,774)	$(5,044)	$(14,255)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Type
December 31, 2009
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	A	BBB	Below Investment Grade	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Gov't Guaranteed Agency MultiFamily	$105,660	$-	$-	$-	$105,660	56%	3%	11%
Other Agency MultiFamily	3,830	-	-	-	3,830	2%	1%	0%
Total Agency	109,490	-	-	-	109,490	58%	4%	11%
Conduit	11,257	-	-	-	11,257	6%	1%	1%
Fusion (1)	41,168	2,967	1,276	439	45,851	25%	1%	5%
Lease-Backed	3,427	-	-	-	3,427	2%	0%	0%
Re-Securitization	52	2,212	3,755	253	6,272	3%	0%	1%
Single Borrower - Multiple Properties	5,193	-	1,642	3,939	10,775	6%	0%	1%
Total CMBS-Market Value	$170,587	$5,179	$6,674	$4,632	$187,072	100%	6%	19%
% of Total CMBS	91%	3%	4%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	1%	0%	6%
% of Total GAAP Equity	17%	1%	1%	0%	19%
Weighted Average Market Price	102.7	117.1	27.6	21.6	84.6

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	A	BBB	Below Investment Grade	Total
Gov't Guaranteed Agency MultiFamily	$1,352	$-	$-	$-	$1,352
Other Agency MultiFamily	144	-	-	-	144
Total Agency	1,495	-	-	-	1,495
Conduit	284	-	-	-	284
Fusion (1)	(274)	(2,033)	(1,791)	(1,422)	(5,520)
Lease-Backed	127	-	-	-	127
Re-Securitization	(3)	(2,212)	(4,625)	(2,562)	(9,402)
Single Borrower - Multiple Properties	179	-	(358)	(1,061)	(1,239)
Total CMBS-Unrealized/Unrecognized	$1,809	$(4,245)	$(6,774)	$(5,044)	$(14,255)

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Securities
December 31, 2009
($ in millions)
(unaudited)

	December 31, 2009			December 31, 2008
	Fair Value	Unrealized Gain (Loss)	Credit Quality	Fair Value	Unrealized Gain (Loss)	Credit Quality
AFS Portfolio:
U.S. government obligations[1]	$475.6	1.8	AAA	252.2	16.6	AAA
State and municipal obligations	379.8	20.3	AA+	1,758.0	18.6	AA+
Corporate securities	379.6	14.1	A+	366.5	(22.9)	A
Mortgage-backed securities	373.9	(17.2)	AA+	596.2	(86.1)	AA+
Asset-backed securities ("ABS")	27.0	0.4	AA	61.4	(15.3)	AA
Total AFS portfolio	$1,635.9	19.4	AA+	3,034.3	(89.1)	AA+

State and Municipal Obligations:
Government obligations	$222.6	11.0	AA+	574.1	16.2	AA+
Special revenue obligations	157.2	9.3	AA+	1,183.9	2.4	AA+
Total state and municipal obligations	$379.8	20.3	AA+	1,758.0	18.6	AA+

Corporate Securities:
Financial	$67.4	3.0	AA-	101.0	(13.1)	A+
Industrials	46.6	2.2	A	67.7	(2.1)	A-
Utilities	18.9	0.9	A-	47.6	(0.8)	A
Consumer discretion	26.3	1.3	A-	33.9	(1.5)	A-
Consumer staples	51.6	1.4	A	42.0	0.5	A
Health care	52.8	1.7	AA-	22.7	0.7	A+
Materials	20.7	0.8	A-	13.2	(3.7)	BBB+
Energy	42.4	1.3	AA-	19.1	(0.2)	A-
Information technology	10.8	0.1	AA	10.1	(1.9)	BBB
Telecommunications services	14.6	0.5	A	9.2	(0.8)	A-
Other	27.5	0.9	A	-	-
Total corporate securities	$379.6	14.1	A+	366.5	(22.9)	A

Mortgage-backed securities:
Gov't Guaranteed Agency CMBS	$94.6	1.1	AAA	56.3	2.2	AAA
Other Agency CMBS	-	-	-	16.6	0.6	AAA
Non-agency CMBS	-	-	-	154.3	(34.8)	AAA
Gov't Guaranteed Agency RMBS	105.2	0.1	AAA	84.6	0.7	AAA
Other Agency RMBS	119.8	1.9	AAA	160.9	3.5	AAA
Non-agency RMBS	30.2	(12.8)	A-	74.3	(28.4)	AA+
Alternative-A ("Alt-A") RMBS	24.1	(7.5)	A-	49.2	(29.9)	AA+
Total MBS	$373.9	(17.2)	AA+	596.2	(86.1)	AA+

Asset-backed securities:
ABS	$27.0	0.4	AA	59.3	(15.1)	AA+
Alt-A ABS	-	-	-	0.9	-	B
Sub-prime ABS[2]	-	-	-	1.2	(0.2)	A
Total ABS	$27.0	0.4	AA	61.4	(15.3)	AA

1 U.S. Governemnt includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO� scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
December 31, 2009
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)[2]	Unrealized Gain (Loss) in Other Comprehensive Income[3]	Total Unrealized / Unrecognized Gain (Loss)	Credit Quality
HTM Fixed Maturity Portfolio[1]:
U.S. government obligations	$146.0	144.8	1.2	5.6	6.8	AAA
State and municipal obligations	1,210.8	1,201.4	9.4	33.9	43.3	AA
Corporate securities	107.5	98.8	8.7	(6.0)	2.7	A-
Mortgage-backed securities	242.8	236.4	6.4	(17.6)	(11.2)	AA+
Asset-backed securities	33.1	29.0	4.1	(6.0)	(1.9)	AA-
Total HTM portfolio	$1,740.2	1,710.4	29.8	9.9	39.7	AA+

State and Municipal Obligations:
Government obligations	$301.5	300.8	0.7	14.7	15.4	AA+
Special revenue obligations	909.3	900.6	8.7	19.2	27.9	AA
Total state and municipal obligations	$1,210.8	1,201.4	9.4	33.9	43.3	AA

Corporate Securities:
Financial	$35.4	31.8	3.6	(4.0)	(0.4)	A
Industrials	29.1	25.7	3.4	(2.0)	1.4	A-
Utilities	16.5	16.3	0.2	(0.1)	0.1	A-
Consumer discretion	6.3	6.0	0.3	-	0.3	BBB+
Consumer staples	14.6	13.9	0.7	0.5	1.2	AA-
Materials	2.1	1.9	0.2	(0.1)	0.1	BBB-
Energy	3.5	3.2	0.3	(0.3)	-	BB+
Total corporate securities	$107.5	98.8	8.7	(6.0)	2.7	A-

Mortgage-backed securities:
Gov't Guaranteed Agency CMBS	$11.1	10.8	0.3	-	0.3	AAA
Other Agency CMBS	3.8	3.8	-	0.1	0.1	AAA
Non-agency CMBS	77.6	74.4	3.2	(18.9)	(15.7)	AA+
Gov't Guaranteed Agency RMBS	4.2	3.9	0.3	(0.2)	0.1	AAA
Other Agency RMBS	140.2	137.7	2.5	2.5	5.0	AAA
Non-agency RMBS	5.9	5.8	0.1	(1.1)	(1.0)	AAA
Total mortgage-backed securities	$242.8	236.4	6.4	(17.6)	(11.2)	AA+

Asset-backed securities:
ABS	$30.2	27.0	3.2	(5.1)	(1.9)	AA
Alt-A ABS	1.8	1.0	0.8	(0.5)	0.3	CC
Sub-prime ABS[4]	1.1	1.0	0.1	(0.4)	(0.3)	A
Total ABS	$33.1	29.0	4.1	(6.0)	(1.9)	AA-

1 2008 HTM securities are not presented as they are not material
2 Unrecognized holding gains (losses) are equal to the fair value less the carry value of the security
3 Unrealized gains (losses) are equal to the fair value less the amortized costs of securities transferred from AFS to HTM at the date of transfer, adjusted for subsequent amortization into income
4 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.